PNC LONG-SHORT TEDI FUND LLC

Supplement dated April 7, 2010

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS IMPORTANT CHANGES TO THE INFORMATION CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The section entitled “The Adviser” beginning on page 47 is substituted in its entirety by the following:

The Adviser is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser’s offices are located at 200 Park Avenue, 24th Floor, New York, NY 10166.

The Adviser was formed as a Delaware limited liability company in October 1997. The Adviser is part of the Alternative Investments Group of Oppenheimer Asset Management Inc., an affiliate of Oppenheimer & Co. Inc. Oppenheimer’s Alternative Investments Group provides high net worth and institutional investors with a wide range of non-traditional investment strategies and services, and currently provides clients access to alternative investment programs through its consulting services, managed account capabilities and numerous proprietary strategies.

Oppenheimer Asset Management Inc. is the managing member of (and therefore controls) the Adviser and oversees the Adviser’s provision of investment advisory services to the Master Fund. The interest of Oppenheimer Asset Management Inc. in the Adviser as it relates to the Adviser’s business of providing services to the Master Fund, is represented by a separate series of interests in the Adviser relating specifically to that business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Master Fund. Other series of interests in the Adviser represent interests in other business activities of the Adviser.

Oppenheimer Asset Management Inc. is a registered investment adviser with the SEC under the Advisers Act. Its affiliate, Oppenheimer & Co. Inc., is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, Oppenheimer & Co. Inc. is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports with the SEC. Oppenheimer & Co. Inc. also is registered as an investment adviser with the SEC.

The day-to-day management of the Master Fund’s portfolio will be the responsibility of Patrick Kane, David Fierer and Tom Robinson.

Patrick Kane, Senior Managing Director, joined the Adviser in 2001 and is primarily responsible for managing the Master Fund’s portfolio. He was, until his promotion in September 2006 to Senior Managing Director for the Alternative Investments Group of the Asset Management Division of Oppenheimer & Co. Inc. (“Opco”), a Senior Hedge Fund Due Diligence Analyst and Portfolio Manager for the fund of funds products at Opco. Mr. Kane has worked in the hedge fund industry since 1989. Before joining Opco’s predecessor, CIBC World Markets Corp., in 2001, Mr. Kane worked for Dunbar Capital Management, a boutique hedge fund of funds manager. At Dunbar, he was a member of the Investment Committee, and conducted due diligence for their fund of funds. Mr. Kane previously worked for Brandywine Asset Management (1991-1999), a hedge fund manager in Thornton, PA. At Brandywine, he was the Director of Trading, responsible for all trading on the managed futures and statistical arbitrage market-neutral equity hedge funds. Before that, he worked for Tricon Investments (1989-1991), a managed futures firm in Somerset, NJ. Mr. Kane holds a B.S. from the University of Scranton.

David Fierer, Senior Director, joined the Adviser in 2000 and is primarily responsible for managing the Master Fund’s portfolio. Over the past nine years, Mr. Fierer has been part of a team responsible for the sourcing, screening, due diligence and monitoring of hedge fund managers for Opco’s fund of fund portfolios and Hedge Fund Consulting platform. He has also been responsible for making recommendations for investments and redemptions from hedge funds to the investment committee, and he designed the firm’s proprietary hedge fund database. As of March 2010, Mr. Fierer joined Pat Kane and Tom Robinson as an Investment Committee member. Mr. Fierer holds a Bachelor of Science in Management from Tulane University.

Tom Robinson, President, Oppenheimer Asset Management, Inc., joined the Adviser in 2003 and assists with due diligence and portfolio operations. He has been in the investment industry since 1971. Prior to joining Oppenheimer Asset Management Inc. in April 2003, Mr. Robinson was Chief Investment Officer of Oppenheimer Investment Advisers at CIBC World Markets Corp. since August 2001. Before joining CIBC World Markets Corp., Mr. Robinson was employed at Merrill Lynch where he was a Senior Portfolio Manager responsible for managing eight mutual funds. Additionally, with Merrill Lynch Asset Management, he held the position of Chief International Investment Strategist responsible for the firm’s views on global asset allocations. Mr. Robinson also held the position of Chief International Economist, Merrill Lynch’s primary spokesperson and forecaster for all international economic matters. Prior to Merrill Lynch, Mr. Robinson held positions at the American Council of Life Insurance where he was a Senior Economist and at the Bureau of Economic Analysis United States Department of Commerce where he was an Economist with the Current Business Analysis Division. Mr. Robinson was a Professorial Lecturer in Economics at the George Washington University. Mr. Robinson holds a Ph.D. in Economics and a B.A. from the George Washington University. He is also a non-degree graduate of the University of Aberdeen, Scotland.

Portfolio Manager Compensation Structure

Portfolio managers are compensated through base salary and a discretionary bonus based upon the overall performance of Oppenheimer Asset Management Inc.’s (the Adviser’s parent company) operations for a given year. Portfolio manager compensation is not tied directly to the performance or the value of the assets of the master fund or any other account managed by the Adviser. Oppenheimer & Co. Inc., an affiliate of the Adviser, pays the portfolio managers’ compensation in cash.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table provides information relating to other accounts managed by the portfolio managers who manage day-to-day the Master Fund’s portfolio as of February 28, 2010.

	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets Managed with Performance- Based Advisory Fees
Patrick Kane
Registered investment companies	1	$156,511,393	1	$156,511,393
Other pooled investment vehicles	10	$232,843,074	9	$232,843,074
Other accounts	0	$0	0	$0
David Fierer
Registered investment companies	1	$156,511,393	1	$156,511,393
Other pooled investment vehicles	1	$28,131,550	1	$28,131,550
Other accounts	0	$0	0	$0
Tom Robinson
Registered investment companies	1	$156,511,393	1	$156,511,393
Other pooled investment vehicles	1	$28,131,550	1	$28,131,550
Other accounts	0	$0	0	$0

Investment advisers that are affiliated with the Adviser (“Adviser Affiliates”) provide investment advisory services to various investment funds, including registered investment companies, other than the Master Fund. These funds may be managed by unaffiliated investment advisers (“Unaffiliated Advisers”) retained by the Adviser Affiliates to act as sub-advisers or by personnel of the Unaffiliated Advisers.

Certain conflicts of interest may arise because the Adviser, the Adviser Affiliates and the Unaffiliated Advisers and their personnel may engage in investment management activities for their own accounts and the accounts of others in which the Master Fund has no interest. This may create actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund. The Adviser may invest the assets of the Master Fund in Investment Funds managed by Unaffiliated Advisers (but which Investment Funds are not affiliated with the Adviser) when the Adviser believes such investment to be appropriate and consistent with the investment objective and policies of the Master Fund.

There may be instances of potential conflicts of interests where a purchase of, or withdrawal from, a particular Investment Fund is limited as to the amount and several funds managed by the Adviser want to invest or redeem and cannot do so to the full amount they would want. In such cases, the Adviser does a pro rata allocation based on the assets of each fund that is participating in the purchase or withdrawal.

Security Ownership of Portfolio Manager

As of March 31, 2010, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund.